Exhibit 99.1

GTY Technology Holdings Announces Adjournment Of Extraordinary Meetings To February 13, 2019

Adjournment to allow finalization of documentation with additional investors

Closing of business combination expected to be held on February 13, 2019

LAS VEGAS, Feb. 8, 2019 /PRNewswire/ -- GTY Technology Holdings Inc. ("GTY" or the "Company") (Nasdaq: GTYHU, GTYH, GTYHW) today announced that, on February 7, 2019, it convened and then adjourned, without conducting any business, the extraordinary general meeting of shareholders and extraordinary general meeting of warrant holders (collectively, the "Extraordinary Meetings") in connection with GTY's previously announced business combination (the "Business Combination"), which were scheduled to be held on February 7, 2019, until February 13, 2019, at 1:30 p.m. Eastern Time and 1:45 p.m. Eastern Time, respectively, at the offices of Winston & Strawn LLP, at 200 Park Avenue, New York, New York 10166.

The Extraordinary Meetings were adjourned in order to finalize documentation with additional investors as contemplated in the definitive proxy statement/prospectus relating to the Extraordinary Meetings filed with the U.S. Securities and Exchange Commission (the "SEC") and mailed to shareholders on January 31, 2019.  The closing of the Business Combination is expected to be held promptly after the Extraordinary Meetings on February 13, 2019.

Company Contacts:
Carter Glatt
Senior Vice President, Corporate Development, GTY
carter@gtytechnology.com
(702) 945-2898

Media Contacts:
Jeffrey Taufield
Vice Chairman, Kekst
jeffrey.taufield@kekst.com
212-521-4815

About GTY Technology Holdings Inc.

GTY Technology Holdings Inc. is a special purpose acquisition company formed for the purpose of entering into a merger, stock purchase, or similar business combination with one or more businesses. GTY Technology Holdings Inc. completed its initial public offering in November 2016. For more information, please visit www.gtytechnology.com.

Important Information about the Business Combination and Where to Find It

In connection with the Business Combination, GTY Govtech, Inc. ("New GTY") filed a Registration Statement on Form S-4 (the "Registration Statement") with the SEC, which includes a preliminary proxy statement/prospectus, relating to the Extraordinary Meetings.  After the Registration Statement became effective, GTY mailed a definitive proxy statement/prospectus and other relevant documents to its shareholders and warrant holders as of January 22, 2019 in connection with the Extraordinary Meetings. The Company's shareholders, warrant holders and other interested persons are advised to read the Registration Statement and the definitive proxy statement/prospectus and documents incorporated by reference therein filed in connection with the Business Combination and the proposed amendment to the Warrant Agreement, as these materials contain important information about the targets of the Business Combination (the "Targets"), the Company, the Business Combination and the proposed amendment to the Company's Warrant Agreement.  Shareholders and warrant holders are also able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, at the SEC's web site at www.sec.gov, or by directing a request to: GTY Technology Holdings Inc., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144, Attention: Harry L. You, (702) 945-2898.

Participants in the Solicitation

GTY and its directors and executive officers may be deemed participants in the solicitation of proxies from GTY's shareholders and warrant holders with respect to the Extraordinary Meetings. A list of the names of those directors and executive officers and a description of their interests in GTY is contained in the Registration Statement which was filed with the SEC and is available free of charge at the SEC's web site at www.sec.gov, or by directing a request to GTY Technology Holdings Inc., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144, Attention: Harry L. You, (702) 945-2898. Additional information regarding the interests of such participants are contained in the Registration Statement.

The Targets and their directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders and warrant holders of GTY in connection with the Extraordinary Meetings. A list of the names of such directors and executive officers and information regarding their interests in the Extraordinary Meetings are included in the Registration Statement.

Forward-Looking Statements

This press release includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The Company's and each Target's actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company's and the Targets' expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of either the Company's or the Targets' control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of any of the transaction documents or could otherwise cause the Business Combination to fail to close; (2) the outcome of the New York and California lawsuits among the Company, OpenGov, Inc. and the other parties thereto, as well as any other legal proceedings that may be instituted against the Company or a Target in connection with the transaction documents and the Business Combination; (3) the inability to finalize documentation with additional investors and complete the Business Combination, including due to conditions to closing in the transaction documents; (4) the inability to obtain or maintain the listing of New GTY's common stock on The Nasdaq Stock Market following the Business Combination; (5) the risk that a Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (6) the ability to recognize the anticipated benefits of a Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (7) costs related to the Business Combination; (8) changes in applicable laws or regulations; (9) the possibility that a Target or the post-combination company may be adversely affected by other economic, business, and/or competitive factors; (10) any government shutdown, such as the federal government shutdown which commenced in December 2018, which impacts the ability of the Targets' customers to purchase the Targets' products and services; and (11) other risks and uncertainties indicated from time to time in the proxy statement/prospectus, including those under "Risk Factors" therein, and in the Company's other filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.